Exhibit 10.12

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

WOODBRIDGE GROUP OF COMPANIES, LLC, et al.,[1]	Case No. 17-12560 (BLS)
(Jointly Administered)
Remaining Debtors.
Ref. Doc. No. 4521

ORDER, PURSUANT TO SECTION 105(a) OF THE BANKRUPTCY CODE
AND BANKRUPTCY RULE 9019, AUTHORIZING AND APPROVING ENTRY INTO
A SETTLEMENT WITH THE UNITED STATES OF AMERICA

Upon the Motion of Woodbridge Liquidation Trust and Woodbridge Wind-Down Entity for Entry of an Order, Pursuant to Section 105(a) of the Bankruptcy Code and Bankruptcy Rule 9019, Authorizing and Approving Entry into a Settlement with the United States of America (the “Motion”)2 filed by the Woodbridge Liquidation Trust (the “Trust”), formed pursuant to the confirmed and effective First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and its Affiliated Debtors [D.I. 2397] (the “Plan”) in the jointly-administered chapter 11 bankruptcy cases (the “Chapter 11 Cases”) of Woodbridge Group of Companies, LLC and its affiliated debtors and debtors in possession (collectively, the “Debtors”); and this Court having found that it has jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and this Court having found that venue of these cases and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that this matter is a core proceeding pursuant to 28 U.S.C. § 157(b); and this Court having determined that it may enter a final order consistent with Article III of the United States Constitution; and it appearing that notice of the Motion has been given as set forth in the Motion and that such notice is adequate and no other or further notice need be given; and this Court having found and determined that the relief sought in the Motion is in the best interest of the Trust and its beneficiaries; and that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor,

[1]
The Remaining Debtors and the last four digits of their respective federal tax identification numbers are as follows: Woodbridge Group of Companies, LLC (3603) and Woodbridge Mortgage Investment Fund 1, LLC (0172). The Remaining Debtors’ mailing address is 14140 Ventura Boulevard #302, Sherman Oaks, California 91423.

[2]	Capitalized terms used, but not otherwise defined herein, have the meaning given to them in the Motion.

IT IS HEREBY ORDERED THAT:

1.           The Motion is GRANTED as set forth herein.

2.           Pursuant to section 105(a) of the Bankruptcy Code and Bankruptcy Rule 9019, the Trust is authorized to enter into the Stipulation and Settlement Agreement (the “Agreement”), in substantially the form attached hereto as Exhibit 1, which Agreement is authorized and approved in its entirety.

3.           Immediately upon entry of this Order, the Trust is authorized and empowered to take any and all actions necessary or appropriate to consummate, carry out, effectuate, or otherwise enforce the terms, conditions, and provisions of the Agreement.

4.           The Court shall retain jurisdiction and power over any and all matters arising from or related to the interpretation or implementation of this Order and the Settlement Agreement.

Dated: September 17th, 2020	BRENDAN L. SHANNON UNITED STATES BANKRUPTCY JUDGE
Wilmington, Delaware

EXHIBIT 1 TO ORDER

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA

CASE NO. 19-20178-CR-ALTONAGA

UNITED STATES OF AMERICA

v.

ROBERT SHAPIRO,

Defendant.
/

WOODBRIDGE LIQUIDATION TRUST,

Third-Party Petitioner.
/

STIPULATION AND SETTLEMENT AGREEMENT

The United States of America (the “United States”) and Petitioner Woodbridge Liquidation Trust, by and through its trustee, Michael I. Goldberg, (“Petitioner” or the “Liquidation Trust”) (together, the “Parties”) stipulate and agree, subject to the Court’s approval, in the above-captioned matter as follows:

I.	RECITALS

A.	Instant Criminal Case and Forfeiture Proceedings

1.         From in or around July 2012, through in or around December 2017, in the Southern District of Florida and elsewhere, Defendant Robert Shapiro (the “Defendant”) and his co- conspirators engaged in a conspiracy to commit mail and wire fraud in violation of 18 U.S.C. §§ 1341, 1343 and 1349, to defraud investors and obtain money and property by materially false and fraudulent pretenses, representations, and promises in connection with the sale of promissory notes and units, by: (a) soliciting and causing others to solicit millions of dollars in investor funds under false and fraudulent pretenses, representations and promises; (b) intentionally failing to utilize investor funds in the manner that they, their co-conspirators and others had promised; (c) misappropriating and converting investor funds for their own benefit and the benefit of others without the knowledge and authorization of the investors; and (d) making false statements and engaging in other fraudulent activities designed to conceal the commission of the offense. See Shapiro’s Stipulated Factual Proffer 1-2, ECF No. 140.

2.         The Defendant and his co-conspirators fraudulently convinced thousands of investors to invest more than $1.29 billion in the following entities (collectively, referred to as the “Woodbridge Entities”):

(i)          Woodbridge Group of Companies, LLC (d/b/a Woodbridge Wealth) (“Woodbridge Group of Companies”);
(ii)        Woodbridge Mortgage Investment Fund 1, LLC; Woodbridge Mortgage Investment Fund 2, LLC, Woodbridge Mortgage Investment Fund 3, LLC, Woodbridge Mortgage Investment Fund 3A, LLC, Woodbridge Mortgage Investment Fund 4, LLC, Woodbridge Commercial Bridge Loan Fund 1, LLC, and Woodbridge Commercial Bridge Loan Fund 2, LLC (the “Woodbridge Fund Companies”);
(iii)        WMF Management, LLC (“WMF”);
(iv)        Woodbridge Structured Funding, LLC (a/k/a Woodbridge Structured Funding of Florida, LLC) (“WSF”);
(v)         Woodbridge Realty of Colorado (“Woodbridge Realty”);
(vi)        Mercer Vine, Inc. (“Mercer Vine”);
(vii)       Riverdale Funding, LLC (“Riverdale”); and
(viii)     RS Protective Trust (“RS Trust”), which was the holding trust for the assets of Woodbridge, WMF, WSF, and more than 270 limited liability companies (the “RS Trust LLCs”).

See id. at 2-3 & n.1-8, 7.

3.           On April 4, 2019, a federal grand jury returned an Indictment charging the Defendant, inter alia, in Count 1 with conspiracy to commit mail and wire fraud in violation of 18 U.S.C. §§ 1341, 1343, and 1349, and in Count 10 with evasion of payment of federal income taxes. See Indictment, ECF No. 3.

4.          The Indictment contained forfeiture allegations, which alleged that upon a conviction of a violation of 18 U.S.C. §§ 1341, 1343 and/or 1349, the Defendant shall forfeit to the United States of America, any property, real or personal, which constitutes or is derived from proceeds traceable to such violation, pursuant to 18 U.S.C. § 981(a)(1)(C) and 28 U.S.C. § 2461(c). See id. at 19. The Indictment alleged that property directly subject to forfeiture includes, but is not limited to (the “Directly Forfeitable Assets”):

(i)          All assets on deposit in account number 4040774877 at Alpine Bank, held in the name of Carbondale Basalt Owners LLC;
(ii)         All assets on deposit in account number 8900003424 at Alpine Bank, held in the name of Davana Sherman Oaks Owners LLC;
(iii)        All assets on deposit in account number 8970196989 at Alpine Bank, held in the name of Midland Loop Enterprises LLC;
(iv)        All assets on deposit in account number 36044043514 at Capital One Bank, held in the name of Jeri Shapiro;
(v)         All assets on deposit in account number 80-27009771 at East West Bank, held in the name of Davana Primrose Ventures LLC;
(vi)        All assets on deposit in account number 20-27007984 at East West Bank, held in the name of Jeri L Shapiro;
(vii)       All assets on deposit in account number 80-27010068 at East West Bank, held in the name of Reliance Marketing Solutions LLC;
(viii)      All assets on deposit in account number 80-27010381 at East West Bank, held in the name of Settlement Depot LLC;
(ix)        All assets on deposit in account number X96-267462 at Fidelity Cash Management, held in the name of Jeri Shapiro;
(x)         All assets on deposit in account number 197148628 at Regions Bank, held in the name of Commercial Bridge Lenders LLC;
(xi)        All assets on deposit in account number 2010131932 at Timberline Bank, held in the name of Golden Mesa Ventures LLC;
(xii)       All assets on deposit in account number 2010131940 at Timberline Bank, held in the name of Golden Primrose Ventures LLC;
(xiii)      All assets on deposit in account number 157514954443 at US Bank, held in the name of Jeri Shapiro;
(xiv)      One (1) 18-karat, white gold, bangle bracelet, with 550 round diamonds (12.50 carats) and 1,434 black diamonds (24.92 carats);
(xv)       One (1) pair of 18-karat, white gold, drop earrings, with 1,344 round-cut diamonds (13.80 carats);
(xvi)      One (1) pair of 18-karat, white gold, button earrings, with 162 round diamonds (13.89 carats);
(xvii)     One (1) pair of 18-karat, white gold, drop earrings with 99 yellow sapphires (1.10 carats), 117 tsavorites (1.18 carats), 125 blue sapphires (1.38 carats), 124 blue diamonds (1.36 carats), 120 amethysts (1.24 carats), 120 pink sapphires (1.18 carats), and 125 orange sapphires (1.26 carats);
(xviii)    One (1) pair of 18-karat, white gold, drop earrings with 22 emeralds (35.53 carats) and round-cut diamonds (7.18 carats);

(xix)      One (1) pair of 18-karat, rose gold, golden pearl earrings with round-cut diamonds (.39 carat);
(xx)       One (1) pair of 18-karat, rose gold, drop earrings with round-cut diamonds (.62 carat);
(xxi)      One (1) pair of 18-karat, rose gold, drop earrings with rubies (38.90 carats);
(xxii)     One (1) emerald and diamond ring;
(xxiii)    One (1) platinum ring with certified Colombia emerald-cut emerald (9.54 carats), eight trapezoid-cut diamonds (2.09 carats), and 166 round-cut diamonds (1.42 carats);
(xxiv)    One (1) pair of 18-karat, white gold earrings with multi-color pearls (11.8- 15.5mm) and round-cut diamonds (.98 carat);
(xxv)     One (1) platinum ring with oval-cut ruby (10.19 carats), two trapezoid diamonds (1.19 carats), and 70 round-cut diamonds (2.08 carats);1
(xxvi)    One (1) 18-karat, rose gold, bangle bracelet with round diamonds (1.50 carats);
(xxvii)   One (1) 18-karat, white gold, bangle bracelet with round diamonds (1.5 carats);
(xxviii)  One (1) pair of 14-karat, white gold, drop earrings with two black diamonds (61.81 carats), two icy grey diamonds (23.92 carats), two rose-cut diamonds (.36 carat), and 266 round diamonds (1.63 carats);
(xxix)    One (1) 18-karat, yellow gold ring with 13 radiant-cut diamonds (13.83 carats); and
(xxx)     One (1) 1969 Mercury convertible, bearing Vehicle Identification Number (“VIN”) 9F92M565911.

See id. at 20-23. The Indictment also advised that substitute property is subject to forfeiture, pursuant to 21 U.S.C. § 853(p). See id. at 23.

5.           On April 5, 2019, the Court entered a Protective Order for Assets Subject to Forfeiture, enjoining and restraining the Directly Forfeitable Assets in order to ensure their availability for criminal forfeiture. See Protective Order, ECF No. 8.

6.           On August 4, 2019, the Court accepted the Defendant’s guilty plea to Counts 1 and 10 of the Indictment. See Minute Entry, ECF No. 138; Shapiro’s Plea Agreement, ECF No. 139; Shapiro’s Stipulated Factual Proffer, ECF No. 140. As part of his guilty plea, the Defendant agreed to the forfeiture of the Directly Forfeitable Assets and the following substitute property (the “Substitute Assets I”):

1 The Indictment contained a scrivener’s error indicating that the oval-cut ruby was 10.91 carats. The correct weight is reflected above, and is 10.19 carats.

(i)          The wine collection stored at 4030 Longridge Avenue, Sherman Oaks, CA;
(ii)         A cashier’s check for $250,000 from East West Bank;
(iii)        A mortgage payment made out of East West Bank of $399,867.67;
(iv)        all assets on deposit in account number 226157004 at Regions Bank, held in the name of Lionshare Lending LLC; and
(v)         Any outstanding balance of credits in JP Morgan Chase and Citicard credit cards.

See Shapiro’s Plea Agreement 13c.

7.           In addition, the Defendant’s wife, Jeri Shapiro, executed a Consent to Forfeiture, in which she consented to the forfeiture of the Directly Forfeitable Assets and the Substitute Assets I, and waived and withdrew any claim she may have to such property. See Jeri Shapiro’s Consent to Forfeiture, ECF No. 143. Jeri Shapiro also agreed to take all steps requested by the United States for the forfeiture of all assets identified, whether by the United States or by her, which are or may be subject to forfeiture, including by consenting to all orders of forfeiture. Id. 10.

8.           Pursuant to 18 U.S.C. § 981(a)(1)(C), which is made criminally applicable by 28 U.S.C. § 2461(c), any property, real or personal, which constitutes or is derived from proceeds traceable to a conspiracy to commit mail and wire fraud in violation of 18 U.S.C. § 1341, 1343, or 1349 is subject to direct criminal forfeiture. Pursuant to 21 U.S.C. § 853(c), which is also made applicable by 28 U.S.C. § 2461(c), the United States’ right, title, and interest in property that is subject to direct criminal forfeiture vests upon the commission of the act giving rise to the forfeiture.

9.           On October 15, 2019, the Court entered an Order that preliminarily forfeited, subject to third-party interests, the Directly Forfeitable Assets, the Substitute Assets I, and the following additional substitute property (the “Substitute Assets II”):

(i)          check and resulting proceeds from East West Bank Check # 827015508, dated March 06, 2019 from Davana Primrose Ventures to Summit Sherman Oaks LLC in the amount of $250,000.00;
(ii)         check and resulting proceeds from East West Bank Check # 827015548, dated April 01, 2019 from Davana Sherman Oaks to Jeri Shapiro in the amount of $250,000.00; and
(iii)        check and resulting proceeds from East West Bank Check # 827015549, dated April 01, 2019 from Davana Sherman Oaks to Jeri Shapiro in the amount of $250,000.00.

See Order, ECF No. 170. The Court also imposed a forfeiture money judgment on the Defendant, which amount was later amended to be $470,000,000 in U.S. currency and which represented the value of the proceeds traceable to Count 1 of the Indictment. See Am. Forfeiture Money Judgment, ECF No. 174.

10.         On October 16, 2019, the Court sentenced the Defendant to a total of 300 months of imprisonment, that is, 240 months for Count 1 of the Indictment and a consecutive 60 months for Count 2 of the Indictment. See Judgment, ECF No. 175.

11.         On November 4, 2019, the Court imposed a restitution judgment in the amount of $478,912,763 against the Defendant. See Am. Judgment, ECF No. 178.

B.	Liquidation Trust’s Petition

12.         Notice of the criminal forfeiture of the Directly Forfeitable Assets, the Substitute Assets I, and the Substitute Assets II was posted on an official government internet site (www.forfeiture.gov) for a period of 30 days. See Decl. of Publication, ECF No. 183.

13.         Direct notice was sent to any person who reasonably appeared to be a potential claimant with standing to contest their forfeiture, or such person was on actual notice of the forfeiture.

14.         The notice described the Directly Forfeitable Assets, the Substitute Assets I, and the Substitute Assets II, and advised that any person, other than the Defendant, asserting a legal interest in the such assets may petition the Court for a hearing to adjudicate the validity of that person’s alleged interest, within 60 days of the first day of publication or within 30 days of receipt of notice, whichever is earlier. Fed. R. Crim. P. 32.2(b)(6); 21 U.S.C. § 853(n)(2).

15.         On March 13, 2020, the Liquidation Trust filed its Verified Claims and Petition for Adjudication of Interests (“Petition”). See Petition, ECF No. 193.

16.         In the Petition, the Liquidation Trust claimed the Directly Forfeitable Assets, the Substitute Assets I, and the Substitute Assets II as property of the Woodbridge Entities’ bankruptcy estates, which property was vested in the Liquidation Trust pursuant to the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and its Affiliate Debtors (the “Bankruptcy Plan”). See id. at 2-3.

17.         The Bankruptcy Plan was confirmed by the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”) on October 26, 2018, in In re Woodbridge Group of Companies, LLC, et al., Case No. 17-12560 (Bankr. D. Del.). See id.; Petition’s Exhibit A, ECF No. 193-1 (“Order Confirming First Amended Joint Chapter 11 Plan,” the Bankruptcy Court Order); Petition’s Exhibit B, ECF No. 193-2, (“First Amended Joint Chapter 11 Plan of Liquidation,” the Bankruptcy Plan).

18.         In confirming the Bankruptcy Plan, the Bankruptcy Court found that: (i) beginning no later than July 2012, through December 1, 2017, the Defendant used his web of more than 275 limited liability companies to conduct a massive Ponzi scheme raising more than $1.22 billion from over 8,400 unsuspecting investors nationwide; (ii) the Ponzi scheme involved the payment of purported returns to existing investors from funds contributed by new investors; and (iii) the Ponzi scheme was discovered no later than December 2017. See Petition’s Exhibit A at 16 (page 15 of the Bankruptcy Court Order).

19.         Pursuant to the Bankruptcy Plan, the Liquidation Trust was automatically vested on February 15, 2019, with the Woodbridge Entities’ bankruptcy estates’ rights, title, and interests in, among other assets, non-real-estate-related assets or entities that may be transferred or otherwise provided, directly or indirectly, to or for the benefit of the Liquidation Trust.

20.         Under the Bankruptcy Plan, the Liquidation Trust is obligated to identify the assets of the Woodbridge Entities’ bankruptcy estates and take affirmative steps to recover all such assets for the benefit of its beneficiaries, the vast majority of whom are victims of the Defendant’s fraudulent scheme and conspiracy. See Petition 2-3.

21.         The vast majority of the beneficiaries of the Liquidation Trust are victims of Shapiro’s fraud schemes. See Petition 3. The Liquidation Trust beneficiaries include the holders of allowed claims in Class 3 and Class 5, as defined in Section 3.4 and Section 3.6 of the Bankruptcy Plan. See Petition’s Exhibit B, ECF No. 193-2 (Bankruptcy Plan, § 3.4 Class 3: Standard Note Claims, and § 3.6 Class 5: Unit Claims). There are a total of approximately 7,940 claims in Class 3 and Class 5, which each represent a pecuniary loss as a direct result of the illegal acts that were committed in the course of Defendant’s offense that was the underlying basis for the forfeiture of the Directly Forfeitable Assets, the Substitute Assets I, and the Substitute Assets II. Class 3 and Class 5 claims were used to calculate the amount for the restitution judgment that was imposed against the Defendant.

22.         Class 3 and Class 5 claims have not been otherwise fully compensated for their pecuniary losses. Under the Bankruptcy Plan, the Liquidation Trust shall first distribute assets to each holder of Class A Liquidation Trust Interests, which includes Class 3 and Class 5, on a pro rata basis until the aggregate amount of all distributions equals the product of (i) the total number of Class A Liquidations Interests and (ii) $75.00. See Petition’s Exhibit B, ECF No. 193-2 (Bankruptcy Plan, § 1.19 Class A Liquidation Trust Interests; and § 1.84 Liquidation Trusts Interest Waterfall).

C.	Subject Assets

23.         As a result of the Court’s Order and authorized searches of Defendant and his wife’s residence and storage facility, the United States has located and is currently in custody of the property listed in Exhibit A (collectively, the “Subject Assets”).

24.         The following Directly Forfeitable Assets and Substitute Assets I identified in the Order are either duplicative of other assets or have not been recovered, and therefore, are not included among the Subject Assets (collectively, the “Released Assets”):

(a)         All assets on deposit in account number 157514954443 at US Bank, held in the name of Jeri Shapiro;
(b)         One (1) 18-karat, white gold, bangle bracelet, with 550 round diamonds (12.50 carats) and 1,434 black diamonds (24.92 carats);
(c)         One (1) pair of 18-karat, white gold, drop earrings with 99 yellow sapphires (1.10 carats), 117 tsavorites (1.18 carats), 125 blue sapphires (1.38 carats), 124 blue diamonds (1.36 carats), 120 amethysts (1.24 carats), 120 pink sapphires (1.18 carats), and 125 orange sapphires (1.26 carats);
(d)         One (1) pair of 18-karat, rose gold, golden pearl earrings with round-cut diamonds (.39 carat);
(e)         One (1) emerald and diamond ring;2

2 This is a duplicative asset. The asset is already more fully identified in line 18 of Exhibit A, as one (1) platinum ring with certified Colombia emerald-cut emerald (9.54 carats), eight trapezoid- cut diamonds (2.09 carats), and 166 round-cut diamonds (1.42 carats), seized from residence at 4030 Longridge Avenue.

(f)          A cashier’s check for $250,000 from East West Bank;3
(g)         A mortgage payment made out of East West Bank of $399,867.67;
(h)         All assets on deposit in account number 226157004 at Regions Bank, held in the name of Lionshare Lending LLC; and
(i)          Any outstanding balance of credits in JP Morgan Chase and Citicard credit cards.

25.         The Liquidation Trust stipulates and understands that the Released Assets are not in the United States’ custody, consents to the United States seeking the Court’s release of them from forfeiture, and withdraws any claim in its Petition for the Released Assets.

26.         It is a primary goal of the United States Department of Justice to recover assets through forfeiture that may be used to compensate victims who have incurred a pecuniary loss as a direct result of the commission of the offense underlying such forfeiture.

27.         The Parties share the common goal of locating and distributing assets to the victims of the Defendant’s fraud conspiracy in a timely and cost-effective manner.

28.         The Parties have agreed to resolve this matter consistent with the sound policy favoring settlement of legal disputes without resort to unnecessary litigation.

29.         Petitioner believes that this Stipulation and Settlement Agreement (the “Agreement”) is in the best interests of the Liquidation Trust and its beneficiaries.

30.         The Court has jurisdiction over the Parties, the Subject Assets, and the subject matter of the Agreement.

II.	DEFINITIONS

31.         “Agreement” means this Stipulation and Settlement Agreement.

32.         “Bankruptcy Case” means In re Woodbridge Group of Companies, LLC, et al., Bankruptcy Case No. 17-12560 (BLS) (Bankr. D. Del.).

3 This is a duplicative asset. The asset is one of the cashier checks more fully identified in lines 27, 28, or 29 of Exhibit A.

33.         “Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware, which is presiding over the Bankruptcy Case.

34.         “Bankruptcy Plan” means the First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and its Affiliated Debtors, confirmed by the Bankruptcy Court on October 26, 2018, in the Bankruptcy Case. See Petition’s Exhibit B, ECF No. 193-2.

35.         “Collateral Source Recoveries” means any amount recovered by a Qualifying Victim under an order of restitution, as set forth in 18 U.S.C. § 3664(j)(2), or any compensation from any other source with respect to the such loss, as set forth in by 18 U.S.C. § 3664(j)(1). Collateral Source Recoveries shall be calculated on a gross basis, with no reduction or credit for prejudgment interest, attorney’s fees, or costs.

36.         “Criminal Case” means the above-captioned case, United States v. Shapiro, Case No. 19-20178-CR-CMA, including all forfeiture ancillary proceedings.

37.         “Defendant” means Robert Shapiro.

38.         The “Court” means the United States District Court for the Southern District of Florida, which is presiding over the Criminal Case.

39.         The “Directly Forfeitable Assets” means the specific property alleged to be directly subject to forfeiture in the Indictment, ECF No. 3, in the Criminal Case.

40.         “Effective Date” means the first business day after the date when the following events have all occurred: (i) entry of an order by the Court approving the Agreement that is final and non-appealable; (ii) the expiration of the notice period under 21 U.S.C. § 853; and (iii) either the conclusion of all related criminal matters as the Subject Assets are also being held in federal custody as evidence in the Criminal Case, or if the United States determines, in its sole discretion, that any of the Subject Assets are no longer required for evidentiary purposes.

41.         The “Liquidation Trust” means Woodbridge Liquidation Trust, by and through its trustee, Michael I. Goldberg.

42.         “Net Sale Proceeds” shall be calculated by deducting from the sale prices of the Subject Assets any direct costs or expenses incurred for their seizure, maintenance, disposition, and distribution to any Qualifying Victim, including costs incurred solely to fulfill Petitioner’s obligations of providing notice to Qualifying Victims and of making reports to the United States under this Agreement. In calculating Net Sale Proceeds, no deduction shall be made for any indirect cost or expense incurred by Petitioner, including, but not limited to, Trustee fees, attorney’s fees, the fees of professionals and other persons retained by the Trustee not directly incurred as a result of the sale and distribution of the Subject Assets to Qualifying Victims; any taxes imposed on the Liquidation Trust; indemnity reserves; and any other bankruptcy-related costs or expenses that were not directly incurred as a result of the sale and distribution of Subject Assets to Qualifying Victims.

43.         “Order” refers to the preliminary order of forfeiture entered on October 15, 2019, in which the Court forfeited, subject to third-party interests, the Subject Assets. See Order, ECF No. 170.

44.         The “Parties” means the United States and Petitioner.

45.         “Petition” means Petitioner Woodbridge Liquidation Trust’s Verified Claims and Petition for Adjudication of Interests, which was filed on March 13, 2020, and in which Petitioner claimed the Subject Assets. See Petition, ECF No. 193.

46.         “Petitioner” is the “Liquidation Trust,” and is referred to as either Petitioner or Liquidation Trust in this Agreement.

47.         “Qualifying Victim” means (a) a person or entity with an outstanding restitution balance in the Criminal Case as a result of the restitution judgment in the amount of $478,912,763 entered by the Court in the Defendant’s Amended Judgment, ECF No. 178 and which was calculated based on allowed claims in Class 3 and Class 5 at the time; (b) a person or entity that otherwise meets the qualifying criteria set forth in 28 C.F.R. § 9.8(b) by demonstrating (1) a pecuniary loss of a specific amount that has been directly caused by the criminal offense, or related offense, that was the underlying basis for the forfeiture, and the loss is supported by documentary evidence including invoices and receipts, that (2) the pecuniary loss is the direct result of the illegal acts and is not the result of otherwise lawful acts that were committed in the course of the criminal offense, that (3) the person or entity did not knowingly contribute to, participate in, benefit from, or act in a willfully blind manner towards the commission of the offense, or related offense, that was the underlying basis for the forfeiture, that (4) the person or entity has not in fact been compensated for the wrongful loss of the property by the perpetrator or others, and that (5) the person or entity does not have recourse reasonably available to other assets from which to obtain compensation for the wrongful loss of the property; or (c) consistent with 28 C.F.R. § 9.2, a person or entity that purchased units of the Liquidation Trust from a person or entity that meets the criteria set forth in either subsections (a) or (b) above.

48.         The “Released Assets” are the assets that were identified in the Order, but are either duplicative of other preliminarily forfeited assets or have not been recovered.

49.         “Shapiro” refers to the Defendant, Robert Shapiro.

50.         The “Subject Assets” means the specific assets that are subject to this Agreement, which are listed in the attached Exhibit A.

51.         The “Substitute Assets I” are the specific assets listed as substitute property in the Defendant’s Plea Agreement, ECF No. 139, that the Defendant agreed to forfeit.

52.         The “Substitute Assets II” are the specific assets later identified as the Defendant’s substitute property that were preliminarily forfeited pursuant to 21 U.S.C. § 853(p) in the Order, ECF No. 170.

53.         “Trustee” refers to Michael I. Goldberg, who is the trustee of the Liquidation Trust.

54.         The “United States” means the United States of America, by and through the United States Attorney’s Office for the Southern District of Florida.

III.	TERMS

55.         The terms of the Agreement are subject to the approval of the Court, and any violation of any term or condition shall be construed as a violation of an order of the Court.

56.         The United States agrees to seek the Court’s approval of the Agreement after the Agreement is executed by the Parties.

57.         Within 30 days after the Effective Date, or such other time by agreement of the Parties, the United States agrees to release the Subject Assets to Petitioner in full settlement and satisfaction of Petitioner’s claim(s) arising from and related to the seizure, detention, or forfeiture of the Subject Assets.

58.         Petitioner agrees to take the Subject Assets in their existing condition “as is, where is, and with all faults” with respect to all facts, circumstances, conditions and defects, and agrees that the United States will not be responsible for any costs and/or expenses that have been incurred or will be incurred related to the Subject Assets.

59.         Petitioner agrees that the United States has no obligation to inspect for, repair or correct any such facts, circumstances, conditions or defects or to compensate Petitioner for same as the United States has specifically bargained for the assumption by Petitioner of all costs and risk of conditions with respect to the Subject Assets and the Parties have structured the terms of the Agreement in consideration thereof.

60.         Upon the United States’ release of the Subject Assets, Petitioner, its agents, heirs, relatives, and assigns hereby withdraw all claim(s) and waive any defense(s) in this matter that it has or might have against the United States, the United States Attorney’s Office for the Southern District of Florida, the United States Department of Justice, the Federal Bureau of Investigation, the United States Marshals Service, and all agents, officers, and employees thereof, (the “Released Parties”) relating to the restraint, seizure of, the commencement of forfeiture proceedings against, or the forfeiture of the Subject Assets, including any claim(s) for lost profits or interest.

61.         Upon release of the Subject Assets, Petitioner agrees to hold harmless and fully indemnify the Released Parties from all claims pertaining to this matter and the Subject Assets.

62.         Petitioner agrees to sell, liquidate, transfer, or otherwise dispose of the Subject Assets, or any part thereof or interest therein, upon such terms designed to maximize the value of the Net Sale Proceeds and by commercially reasonable means.

63.         Petitioner agrees to distribute the Net Sale Proceeds on a pro rata basis to each Qualifying Victim, up to the outstanding amount of the pecuniary loss of that Qualifying Victim. No distribution shall be made for any amount Petitioner knows to have been already recovered by a Qualifying Victim for the same pecuniary loss, or any compensation from any other source with respect to such loss.

64.         Petitioner shall publish a notice to all Qualifying Victims advising that by accepting the distribution, each Qualifying Victim submits under penalty of perjury that the Net Sale Proceeds distributed to said Qualifying Victim would not result in the receipt of funds in excess of the outstanding amount of the pecuniary loss of that Qualifying Victim.

65.         Petitioner shall provide the United States the following information regarding the Subject Assets and the distribution of Net Sale Proceeds to Qualifying Victims: (a) a list of the Net Sale Proceeds for each of the Subject Assets; and (b) a list indicating the amount distributed to each Qualifying Victim from the Net Sale Proceeds. If requested by the United States, Petitioner also agrees to provide supporting documentation for each of these lists.

66.         Each of the Parties agrees to bear its own costs and attorney’s fees.

67.         The Agreement shall be governed by and construed in accordance with the federal law and, where applicable, the laws of the State of Florida, without giving effect to any principles of conflicts of law.

68.         Petitioner has read and fully understand each provision of the Agreement, and has freely and voluntarily signed into the Agreement.

69.         The Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

70.         The Agreement contains the entire agreement between Petitioner and the United States.

FOR THE UNITED STATES OF AMERICA:

ARIANA FAJARDO ORSHAN
UNITED STATES ATTORNEY

Date:	By:
Nalina Sombuntham
Assistant United States Attorney Deputy Chief, Asset Forfeiture Division

FOR PETITIONER WOODBRIDGE LIQUIDATION TRUST:

Date:	By:
Michael I. Goldberg
Trustee of and Authorized Representative for Petitioner Woodbridge Liquidation Trust

Date:	By:
Adam L. Schwartz, Esq.
Counsel for Petitioner

EXHIBIT A
Subject Assets

#	CATS ID No.	Subject Asset Description
1	19-FBI-004085	Approximately $244.01 seized from account number 4040774877 at Alpine Bank, held in the name of Carbondale Basalt Owners LLC;
2	19-FBI-004086	Approximately $342.17 seized from account number 8900003424 at Alpine Bank, held in the name of Davana Sherman Oaks Owners LLC;
3	19-FBI-004087	Approximately $146,997.01 seized from account number 8970196989 at Alpine Bank, held in the name of Midland Loop Enterprises LLC;
4	19-FBI-004088	Approximately $15,997.20 seized from account number 36044043514 at Capital One Bank, held in the name of Jeri Shapiro;
5	19-FBI-004089	Approximately $208,578.06 seized from account number 80-27009771 at East West Bank, held in the name of Davana Primrose Ventures LLC;
6	19-FBI-004090	Approximately $72,641.89 seized from account number 20-27007984 at East West Bank, held in the name of Jeri L Shapiro;
7	19-FBI-004091	Approximately $101,834.53 seized from account number 80-27010068 at East West Bank, held in the name of Reliance Marketing Solutions LLC;
8	19-FBI-004092	Approximately $1,301.44 seized from account number 80-27010381 at East West Bank, held in the name of Settlement Depot LLC;
9	19-FBI-004093	Approximately $436,469.44 seized from account number X96-267462 at Fidelity Cash Management, held in the name of Jeri Shapiro;
10	19-FBI-004094	Approximately $6,315.88 seized from account number 197148628 at Regions Bank, held in the name of Commercial Bridge Lenders LLC;
11	19-FBI-004095	Approximately $140,940.14 seized from account number 2010131932 at Timberline Bank, held in the name of Golden Mesa Ventures LLC;
12	19-FBI-004096	Approximately $10,689.29 seized from account number 2010131940 at Timberline Bank, held in the name of Golden Primrose Ventures LLC;

#	CATS ID No.	Subject Asset Description
13	19-FBI-004098	One (1) pair of 18-karat, white gold, drop earrings, with 1,344 round- cut diamonds (13.80 carats), seized from residence at 4030 Longridge Avenue;
14	19-FBI-004098	One (1) pair of 18-karat, white gold, button earrings, with 162 round diamonds (13.89 carats), seized from residence at 4030 Longridge Avenue;
15	19-FBI-004098	One (1) pair of 18-karat, white gold, drop earrings with 22 emeralds (35.53 carats) and round-cut diamonds (7.18 carats), seized from storage locker at 7660 Balboa Blvd;
16	19-FBI-004098	One (1) pair of 18-karat, rose gold, drop earrings with round-cut diamonds (.62 carat), seized from residence at 4030 Longridge Ave;
17	19-FBI-004098	One (1) pair of 18-karat, rose gold, drop earrings with rubies (38.90 carats), seized from storage locker at 7660 Balboa Blvd;
18	19-FBI-004098
One (1) platinum ring with certified Colombia emerald-cut emerald (9.54 carats), eight trapezoid-cut diamonds (2.09 carats), and 166 round-cut diamonds (1.42 carats), seized from residence at 4030 Longridge Avenue;

19	19-FBI-004098	One (1) pair of 18-karat, white gold earrings with multi-color pearls (11.8-15.5mm) and round-cut diamonds (.98 carat), seized from storage locker at 7660 Balboa Blvd;
20	19-FBI-004098	One (1) platinum ring with oval-cut ruby (10.19 carats), two trapezoid diamonds (1.19 carats), and 70 round-cut diamonds (2.08 carats), seized from residence at 4030 Longridge Avenue,
21	19-FBI-004098	One (1) 18-karat, rose gold, bangle bracelet with round diamonds (1.50 carats), seized from storage locker at 7660 Balboa Blvd;
22	19-FBI-004098	One (1) 18-karat, white gold, bangle bracelet with round diamonds (1.5 carats), seized from storage locker at 7660 Balboa Blvd;

#	CATS ID No.	Subject Asset Description
23	19-FBI-004098
One (1) pair of 14-karat, white gold, drop earrings with two black diamonds (61.81 carats), two icy grey diamonds (23.92 carats), two rose-cut diamonds (.36 carat), and 266 round diamonds (1.63 carats), seized from residence at 4030 Longridge Avenue;

24	19-FBI-004098	One (1) 18-karat, yellow gold ring with 13 radiant-cut diamonds (13.83 carats), seized from storage locker at 7660 Balboa Blvd;
25	19-FBI-004099	One (1) 1969 Mercury convertible, bearing Vehicle Identification Number (“VIN”) 9F92M565911, seized from residence at 4030 Longridge Avenue;
26	20-FBI-000175	Wine collection stored at 4030 Longridge Avenue, Sherman Oaks, CA;
27	20-FBI-000180	Approximately $250,000 in resulting proceeds from East West Bank Check # 827015508, dated March 06, 2019 from Davana Primrose Ventures to Summit Sherman Oaks LLC in the amount of $250,000.00;
28	20-FBI-000181	Approximately $250,000 in resulting proceeds from East West Bank Check # 827015548, dated April 01, 2019 from Davana Sherman Oaks to Jeri Shapiro in the amount of $250,000.00;
29	20-FBI-000182	Approximately $250,000 in resulting proceeds from East West Bank Check # 827015549, dated April 01, 2019 from Davana Sherman Oaks to Jeri Shapiro in the amount of $250,000.00;
30	N/A	Item 1: one (1) watch with multiple colored stones
31	N/A	Item 2: one (1) pendent with multiple colored stones
32	N/A	Item 3: one (1) black box and one (1) silver colored ring with clear stones
33	N/A	Item 5: one (1) black box, one (1) pair of earrings with clear and dark colored stones
34	N/A	Item 6: one (1) white box and one (1) bracelet yellow colored, one (1) pair of yellow colored earrings with clear stone
35	N/A	Item 7: one (1) black and white colored bracelet with clear stones

#	CATS ID No.	Subject Asset Description
36	N/A	Item 8: one (1) black colored bracelet with multiple colored stones in shape of an elephant
37	N/A	Item 9: one (1) brown box containing a pair of silver colored earrings with white and purple stones
38	N/A
Item 10: one (1) yellow colored necklace with purple and green colored stones, one (1) yellow colored pair of earrings with green and purple stones, one (1) black case with ““Bvlgari”” ““custom care”” written on it”

39	N/A	Item 11: one (1) box containing six (6) earring backs
40	N/A	Item 12: one (1) brown and silver colored bracelet
41	N/A	Item 14: one (1) pair of silver colored earrings with multiple white stones
42	N/A	Item 15: one (1) pair of silver colored earrings
43	N/A	Item 16: one (1) pair of silver colored earrings
44	N/A	Item 17: one (1) pair of silver colored earrings with multiple colored stones
45	N/A	Item 18: one (1) pair of silver colored earrings with clear stones
46	N/A	Item 19: one (1) pair of white and yellow colored stones
47	N/A	Item 20: one (1) yellow colored necklace with white and green colored stones, one (1) yellow colored necklace with multiple colored stones”
48	N/A	Item 21: one (1) pair of silver colored earrings with white and green colored stones
49	N/A	Item 22: one (1) pair of silver colored earrings with green stones
50	N/A	Item 23: one (1) pair of silver and black earrings with clear stones
51	N/A	Item 24: one (1) silver colored pair of earrings with white stones
52	N/A	Item 25: one (1) pair of silver colored earrings with white stones

#	CATS ID No.	Subject Asset Description
53	N/A	Item 26: one (1) pair of silver colored earrings with a blue and a purple stone
54	N/A	Item 27: one (1) pair of silver colored earrings with clear stones
55	N/A	Item 28: one (1) yellow colored pair of earrings with white stones
56	N/A	Item 29: one (1) pair of yellow colored earrings with multiple colored stones
57	N/A	Item 30: one (1) pair of silver colored earrings with clear stones”
58	N/A	Item 31: one (1) yellow colored earring and one (1) yellow colored broken earring
59	N/A	Item 32: one (1) yellow colored pair of earrings with multiple colored stones
60	N/A	Item 33: one (1) rose colored pair of earrings with white stones
61	N/A	Item 34: one (1) yellow colored pair of earrings
62	N/A	Item 35: one (1) pair of yellow colored earrings with multiple colored stones
63	N/A	Item 36: one (1) pair of yellow colored earrings with clear and red stones
64	N/A	Item 37: one (1) pair of yellow colored earrings with red colored stones
65	N/A	Item 38: one (1) pair of yellow colored earrings
66	N/A	Item 39: one (1) pair of yellow colored earrings with multiple colored stones
67	N/A	Item 40: one (1) single yellow colored earring with multiple clear stones
68	N/A	Item 41: three (3) silver colored earring backs
69	N/A	Item 42: one (1) pair of rose colored earrings with clear stones with one (1) earring back
70	N/A	Item 43: one (1) single silver colored earring with multiple clear stones
71	N/A	Item 44: one (1) single yellow colored earring broken with earring back

#	CATS ID No.	Subject Asset Description
72	N/A	Item 45: one (1) white envelope, seven (7) checkbooks in two (2) cardboard folders with loose checks
73	N/A	Item 46: US currency: 8 x $100, 32 x $20, total = $1440
74	N/A	Item 47a: money from item 47; US currency: 19 x $100, 23 x $1, total = $1923
75	N/A	Item 50: foreign currency; 626.9 Euros, 400 Danish Kroners, 20 Israeli Shekels
76	N/A	Item 51: suspected Chagall painting
77	N/A	Item 97: Happy Days signatures photo
78	N/A	Item 133: Joe Namath signed photo
79	N/A	Item 54: US currency; 7 x $100, 1x $50, 13 x $20, 6 x $5, 15 x $1, total = $1055
80	N/A	Item 55: one (1) black case with brown colored reading glasses with clear stones and ear plugs
81	N/A	Item 56: US currency; 128 x $100, 94 x $20, total = $14,680
82	N/A	Item 58: one (1) silver colored watch with clear stones
83	N/A	Item 66a: one (1) silver colored earring with backing and one (1) gold colored pendent with black, yellow and gold colored design
84	N/A	Item 69a: foreign currency; 1730 British Pounds, 1230 South African Rands, 215 Euros, 10000 CFP Francs, 30 New Zealand Dollars, 260 Israeli Shekels, 200 Australian Dollars, 800 Danish Kroners
85	N/A	Item 70: one (1) brown bag
86	N/A	Item 71a: fourteen (14) purses
87	N/A	Item 71b: twelve (12) purses
88	N/A	Item 71c: five (5) purses
89	N/A	Item 71d: six (6) purses

#	CATS ID No.	Subject Asset Description
90	N/A	Item 71e: nine (9) purses
91	N/A	Item 71f: two (2) purses
92	N/A	Item 71g: sixteen (16) purses
93	N/A	Item 71h: sixteen (16) purses
94	N/A	Item 71i: thirteen (13) purses
95	N/A	Item 71j: seven (7) purses
96	N/A	Item 71k: eight (8) purses
97	N/A	Item 71l: six (6) purses
98	N/A	Item 71m: ten (10) purses
99	N/A	Item 71n: six (6) purses
100	N/A	Item 72: one (1) gold colored watch with the word “Rolex” written on it
101	N/A	Item 73a: ten (10) pairs of shoes
102	N/A	Item 73b: seven (7) pairs of shoes
103	N/A	Item 73c: twelve (12) pairs of shoes
104	N/A	Item 73d: twelve (12) pairs of shoes
105	N/A	Item 73e: nine (9) pairs of shoes
106	N/A	Item 73f: fifteen (15) pairs of shoes
107	N/A	Item 73g: eleven (11) pairs of shoes
108	N/A	Item 73h: six (6) pairs of shoes

#	CATS ID No.	Subject Asset Description
109	N/A	Item 73i: nine (9) pairs of shoes
110	N/A	Item 73j: thirteen (13) pairs of Manolo Blahnik shoes
111	N/A	Item 73k: eleven (11) pairs of shoes
112	N/A	Item 73l: fifteen (15) pairs of shoes
113	N/A	Item 73m: fourteen (14) pairs of Stuart Weitzman shoes
114	N/A	Item 73n: thirteen (13) pairs of shoes
115	N/A	Item 73o: ten (10) pairs of shoes
116	N/A	Item 73p: nine (9) pairs of Christian Louboutin shoes
117	N/A	Item 73q: eight (8) pairs of Stuart Weitzman shoes
118	N/A	Item 73r: fifteen (15) pairs of shoes
119	N/A	Item 73s: six (6) pairs of Valentinos shoes
120	N/A	Item 73t: sixteen (16) pairs of J. Choos choes
121	N/A	Item 73u: twelve (12) pairs of shoes
122	N/A	Item 73v: eight (8) pairs of Jimmy Choo shoes
123	N/A	Item 73w: twelve (12) pairs of J. Choos shoes
124	N/A	Item 73x: ten (10) pairs of shoes
125	N/A	Item 73y: ten (10) pairs of shoes
126	N/A	Item 73z: six (6) pairs of shoes
127	N/A	Item 73aa: seven (7) pairs of shoes

#	CATS ID No.	Subject Asset Description
128	N/A	Item 73bb: nine (9) pairs of shoes and one (1) bag
129	N/A	Item 74a: sixty-four (64) items of clothing
130	N/A	Item 74b: eight (8) jackets
131	N/A	Item 74c: eighteen (18) items of clothing/dresses
132	N/A	Item 74d: eighteen (18) items of clothing/dresses
133	N/A	Item 74e: twenty (20) items of clothing/dresses/belts/scarf
134	N/A	Item 75a: nine (9) pairs of men’s shoes
135	N/A	Item 75b: ten (10) pairs of men’s shoes
136	N/A	Item 75c: men’s belts and one (1) pair of men’s shoes
137	N/A	Item 76a: eleven (11) items of men’s clothing
138	N/A	Item 76b: thirteen (13) items of men’s suits
139	N/A	Item 76c: nine (9) items of men’s clothing and suits
140	N/A	Item 77: one (1) set of 4 Luis Vuitton luggage bags
141	N/A	Item 78: gold framed art
142	N/A	Item 80: red framed art
143	N/A	Item 87: black framed art
144	N/A	Item 79: suspected Jean Dufy watercolor
145	N/A	Item 86: suspected falling cat painting
146	N/A	Item 81: chess set

#	CATS ID No.	Subject Asset Description
147	N/A	Item 82: Giancinto Bosco moon sculpture
148	N/A	Item 83: metal hands sculpture
149	N/A	Item 84: suspected Frank Melsler sculpture
150	N/A	Item 85: Giancinto Bosco tall sculpture
151	N/A	Item 88: suspected horse painting
152	N/A	Item 89: vase on desk painting
153	N/A	Item 99: Magic Johnson signed photo
154	N/A	Item 122: suspected Renoir sketch
155	N/A	Item 90: signed Academy Awards poster
156	N/A	Item 91: signed Elvis photgraphs
157	N/A	Item 92: suspected signed Elvis photo
158	N/A	Item 93: metal hands sculpture with base
159	N/A	Item 94: one (1) framed wall art
160	N/A	Item 98: suspected Joe Namath art 27/69”
161	N/A	Item 96: suspected Joe Namath autographed helmet
162	N/A	Item 101: one (1) pair of silver and black colored earrings with clear stones
163	N/A	Item 102: one (1) pair of yellow colored earrings with green stones
164	N/A	Item 103: two (2) silver colored earrings with orange and clear stones
165	N/A	Item 104: two (2) silver colored earrings with clear, yellow stones and white fluorescent stones with backing

#	CATS ID No.	Subject Asset Description
166	N/A	Item 105: one (1) pair of silver colored earrings with clear stones
167	N/A	Item 106: one (1) pair of oval shaped, silver colored earrings with clear stones and backings
168	N/A	Item 107: one (1) pair of bronze colored earrings with clear stones
169	N/A	Item 108: one (1) pair of bronze colored earrings
170	N/A	Item 109: one (1) silver colored bracelet
171	N/A	Item 110: one (1) silver colored bracelet
172	N/A	Item 111: one (1) silver watch with ““chanel”” in writing
173	N/A	Item 112: one (1) silver and black colored watch with clear stone
174	N/A	Item 113: one (1) yellow colored ring with clear stones
175	N/A	Item 114: one (1) silver colored ring with clear stones
176	N/A	Item 115: one (1) silver and yellow colored ring with green and clear stones
177	N/A	Item 116: one (1) silver colored ring with green, red, blue, clear stones
178	N/A	Item 117: one (1) silver colored necklace with clear stones with black bag with ““XIV Karats LTD Beverly Hills”” logo
179	N/A	Item 118: two (2) silver colored necklaces
180	N/A	Item 120: foreign currency; 20000 CFP Francs, 2000 Hungarian Forints, 20 Euros, 100 Australian Dollars, 200 Czech Koruns, 920 Israeli Shekels
181	N/A	Item 123: man and hanging woman sculpture
182	N/A	Items 124 and 125: two (2) pottery vases
183	N/A	Items 124 and 125: two (2) pottery vases

#	CATS ID No.	Subject Asset Description
184	N/A	Item 126: Picasso small vase
185	N/A	Item 127: nine (9) furs
186	N/A	Item 129: US currency; 55 x $20, 1 x $5, 3 x $1, total = $1108
187	N/A	Item 130: three (3) Louis Vuitton bags
188	N/A	Item 131: three (3) Louis Vuitton luggage bags
189	N/A	Item 132: one (1) Louis Vuitton bag
190	N/A	Item 136: one (1) silver colored ring with clear stones
191	N/A	Item #1: One (1) dark grey statute
192	N/A	Item #2: Eight (8) yellow-colored metal bars in plastic cases with certification numbers: B001600, C001086, B003657, B004513, 014646, C001732, B003533, B04200
193	N/A	Item #3: One (1) yellow-colored metal bar in clear ziptop bag, S/N 7798AE
194	N/A
Item #4: Three (3) opaque plastic containers with red lids each containing fifteen yellow-colored metal disks; one (1) opaque plastic container with red lid containing ten (10) yellow-colored metal discs.

195	N/A
Item #5: Seven (7) yellow-colored metal bars labeled “Credit Suisse, 10 oz, fine gold 999 Chi Essayeur Fondeur” wrapped in plastic, with serial numbers: 021217, 023440 023586, 024426, 024425, 024614, 025092 (all with certificate).

196	N/A
Item #6: Black case containing: one (1) pair of earrings with black/tan/grey multi-colored spheres, metal and clear stones; one (1) pair of earrings with red stones; one (1) pair of earrings with green and clear stones; one (1) pair of earrings with clear stones.

197	N/A
Item #7: Black cloth bag containing: one(1) pair of yellow metal earrings with multi-color and clear stones; one (1) matching yellow metal chain with multi-color and clear stones and medallion; one (1) yellow metal chain with medallion with clear stones labeled “Bvlgari Bvlgari”

#	CATS ID No.	Subject Asset Description
198	N/A	Item #8: Grey cloth bag containing: one (1) yellow metal band with clear/yellow stones; one (1) yellow metal band containing black and clear stones.
199	N/A
Item #9: Light tan cloth bag containing: one (1) rose/yellow metal band with clear stones; one (1) silver-colored metal band with clear stones; one (1) metal band with black and clear stones with detached/broken hinge.

200	N/A	Item #10: Black pouch containing: one (1) silver-colored metal watch with clear stones labeles “Bvlgari”; one (1) yellow-metal watch with clear stones labeled “Bvlgari.”
201	N/A	Item #11: Painting labeled “Le Clown Marc Chagall.”
202	N/A	Item #12: Framed art piece with multi-colored puzzle-piece shaped object.
203	N/A	Item #13: Multi-colored wall art with illegible signature on the back - “Caution.”
204	N/A	Item #14: Multi-colored wall art with illegible signature on the back - “1-2-3 Shoreditch.”
205	N/A	Item #15: Yellow wall art appearing to be of Marilyn Monroe, wrapped in a blue blanket.